As filed with the Securities and Exchange Commission on April 21, 2016
File No. 002-81956
811-03627
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	48	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	48	[X]

Greenspring Fund, Incorporated
(Exact Name of Registrant as Specified in Charter)

2330 West Joppa Road, Suite 110
Lutherville, Maryland 21093-4641
(Address of Principal Executive Offices)

(410) 823-5353
(Registrant's Telephone Number, including Area Code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, Maryland 21093-4641
(Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on May 1, 2016 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE: This Post-Effective Amendment No. 48 to the Registration Statement of Greenspring Fund, Inc. is being filed to add the audited financial statements and certain related financial information for the fiscal year ended December 31, 2015.  This Prospectus conforms to the Summary Prospectus Rule as set forth in 17 CFR Parts 230, 232, 239, and 274.

Trading Symbol:  GRSPX

Prospectus

May 1, 2016

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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Greenspring Fund	2

Summary Section

Investment Objectives.  The Fund’s primary investment objective is long-term capital appreciation through a total return approach to investing.  Income is an important, but secondary, objective.

Fund Fees and Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.72%
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.96%
(1)    Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that:
• You invest $10,000 in the Fund for the periods indicated;
• You redeem in full at the end of each of the periods indicated;
• Your investment has a 5% return each year; and
• The Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxable distributions on Fund shares that are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies .   The Fund invests in stocks its investment adviser believes are undervalued at the time of purchase and fixed income investments, including corporate, convertible, and high yield bonds (sometimes referred to as below investment grade bonds or “junk bonds”), that have the potential to provide income, capital appreciation or a combination of both.  The Fund invests primarily in securities of U.S. issuers.  The Fund may invest in companies of any market capitalization that its investment adviser believes are undervalued relative to historical valuations, the company’s peers, the securities market in general or its value as a private company, and provide an attractive risk/reward value.  The investment adviser utilizes a bottomup approach whereby it researches individual companies regardless of the industry.  The Fund’s investment style is typically referred to as a “value” investing approach.  The Fund may also invest in companies in the process of financial restructuring or liquidation.  If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high-quality, short-term money market instruments, including money market funds.  As a result, the size of the Fund’s cash reserves may reflect the investment adviser’s ability to find securities that meet its investment strategies rather than the market outlook.

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Principal Investment Risks.  The risks associated with an investment in the Fund can increase during times of significant market volatility.  The principal risks of the Fund are:
•	There is a risk that you could lose all or a portion of your investment in the Fund.
•
Value investing may be out of favor.  Value stocks may remain undervalued during a given period.  This may happen because value stocks, as a category, lose favor with investors compared to growth stocks.

•
Although the Fund’s investment adviser invests in companies it considers undervalued relative to their peers or the general stock market, there is a risk that the value of these securities may decline or may not reach what the investment adviser believes are their full value.  In addition, there is the risk that securities judged to be undervalued may actually be appropriately priced.

•
In general, values of equity securities, including common and preferred stocks, fluctuate in response to changes in a company’s financial condition or prospects (including actual or anticipated earnings) as well as general market, economic and political conditions and other factors. Equity securities generally fluctuate in value more than bonds, and may decline in value over short or extended periods.

•
The Fund may invest in small- and mid-capitalization securities that tend to be more volatile and less liquid than large-capitalization securities, which can negatively affect the Fund’s ability to purchase or sell these securities.

•	Debt securities, such as bonds, involve interest rate risk, credit risk, prepayment risk and extension risk, among other things.
•
Changes in interest rates will affect the value of the Fund’s investments.  Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall.  As of the date of this Prospectus, interest rates in the United States remain at or near historic lows, but may rise significantly or rapidly, exposing the Fund to a heightened level of interest rate risk which may result in losses to the Fund.  Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price.  Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration.

•
Credit risk is the risk that the issuer or the guarantor of a fixed income security is unable or unwilling, or is perceived to be unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations.  Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.  The downgrade of the credit rating of a security may decrease its value.

•
Prepayment risk is the risk that when interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

•
Extension risk is the risk that higher interest rates will often result in slower payoffs of lower coupon bonds, which effectively increases duration, heightens interest rate risk, and increases the potential for price declines.

•
High yield bonds (sometimes referred to as below investment grade bonds or “junk bonds”) are securities rated BB or lower by Standard & Poor’s Ratings Services (“S&P”), Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, deemed by the Fund’s investment adviser to be of comparable quality.  High yield bonds are speculative in nature, involve greater credit risk and risk of default by the issuer, and may be less liquid and subject to greater market fluctuations than higher-rated fixed income securities. High yield bonds are usually more sensitive to economic conditions and individual corporate developments than higher-rated securities, which may adversely affect their value.

•
Investment grade securities are securities rated BBB or higher by S&P or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher-rated securities because they are regarded as having only an adequate capacity to pay principal and interest and are considered to lack outstanding investment characteristics.

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Greenspring Fund	4

•
In addition to the interest rate risk, the credit rating of the issuer and other factors affecting the value of the underlying stock also may have an effect on a convertible security’s investment value.

•
Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities.  Preferred stock also is subject to many of the risks associated with debt securities, including interest rate risk.

•
Certain of the Fund’s investments may be or become illiquid. An illiquid investment may be difficult to sell or value and the Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. The Fund also may be required to dispose of other investments at unfavorable times or prices to satisfy its obligations, which may result in a loss or may be costly to the Fund.

•
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets. The Fund may experience periods of heavy redemptions that could cause it to sell assets at inopportune times, at a loss, or at depressed values. This risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

•
The Fund may invest in actual or anticipated special situations such as financial restructurings or liquidations. These transactions may not be completed as the Fund’s investment adviser anticipates or may take an excessive amount of time to be completed. They also may be completed on different terms than the investment adviser anticipates, resulting in a loss to the Fund. Some special situations may be so uncertain that the Fund may lose its entire investment in the situation.

Performance .   The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with the Russell 3000® Index, a broad measure of market performance, as well as the Lipper Flexible Portfolio Index, a more narrowly based index, which includes funds that allocate assets across various asset classes with a focus on total return.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.greenspringfund.com or by calling the Fund toll-free at (800) 366-3863.

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Greenspring Fund	5

Calendar Year Total Returns as of December 31

Best and Worst Performing Quarters
During the Last 10 Years

	Quarter/Year	Total Return
Best	June 30, 2009	12.21%
Worst	December 31, 2008	-8.85%

Average Annual Total Returns
(For the periods ended December 31, 2015 )
	1 Year	5 Years	10 Years	Since Inception (July 1, 1983)
Return Before Taxes	-5.86%	3.36%	4.67%	9.11%
Return After Taxes on Distributions	-7.20%	1.91%	3.41%	6.85%
Return After Taxes on Distributions and Sale of Fund Shares	-2.58%	2.33%	3.40%	6.62%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	0.48%	12.18%	7.35%	10.41%
Lipper Flexible Portfolio Index (reflects no deduction for fees, expenses, or taxes)	-2.53%	5.65%	5.20%	N/A

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management
Investment Adviser.  Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”) is the Fund’s investment adviser.

Portfolio Manager.  Charles vK. Carlson, CFA, President and Director of Corbyn, has been the portfolio manager of the Fund since January 1987.

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Greenspring Fund	6

Purchase and Sale of Fund Shares.  The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Type of Account	Minimum Initial Investment	Subsequent Investment
Individual/Joint	$5,000	$100
Trust/Corporate/Partnership/Other	$5,000	$100
Gift/Transfer to Minor	$2,500	$100
Traditional/Roth/Simple/SEP IRA	$2,500	$100
Coverdell Education Savings Account	$2,000	$100

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, telephone, or through a financial intermediary.  You may conduct transactions by mail (Greenspring Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire, or by telephone at (800) 576-7498. You may also purchase additional Fund shares online at www.greenspringfund.com; however, online redemptions are not permitted.

Tax Information.  The Fund’s distributions are taxable as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries .  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Corbyn may pay the financial intermediary a fee to compensate it for the sale of Fund shares.  The Fund and/or Corbyn also may pay a financial intermediary a fee to compensate it for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Fund over another investment.  Ask your financial intermediary or visit its website for more information.

Investment Objectives, Principal Investment Strategies, Related Investment Risks and Portfolio Holdings Disclosure

Investment Objectives.  The Fund’s primary investment objective is long-term capital appreciation through a total return approach to investing.  Income is an important, but secondary, objective.  The Fund’s investment objectives can be changed without shareholder approval, although shareholders will be notified prior to any material changes.

Principal Investment Strategies.  The Fund uses a research-intensive style of analysis in which Corbyn searches the investment universe for securities which, based on its analysis, it believes are undervalued or inefficiently priced.  As these securities become more “correctly” valued by the investment community, they may provide the Fund with positive returns.  The Fund may purchase relatively large positions in securities that Corbyn believes are significantly undervalued.
•
Value-oriented Equity Securities.  The Fund employs a strong value investing approach in selecting the securities it purchases.  Value investing generally emphasizes securities of companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities.  The Fund’s equity investments are usually in stocks that trade at prices that Corbyn believes represent discounts relative to (1) historical valuations, (2) the market valuations of peers, (3) the valuations of the market as a whole, and/or (4) the company’s value as a private company.  In researching investments, Corbyn focuses on the following factors:

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Greenspring Fund	7

•
Free cash flow.  Free cash flow measures the cash-generating capability of a company by adding certain non-cash charges (e.g., depreciation and amortization) to earnings and subtracting recurring capital expenditures.  A company’s generation of “free” cash flow can be used to expand or finance operations.  Free cash flow can be used to benefit shareholders through growth opportunities, debt reduction, stock repurchases, or dividend increases.

•
Financial strength.  Companies that are more concerned with managing their balance sheets and meeting debt obligations are less likely to be successful investments than those that are well-capitalized and whose managements focus on growth opportunities.

~~•~~
Management capability.  The Fund seeks to invest in companies whose management teams have historically acted in the shareholders’ best interests and have managed their companies with the goal of improving shareholder value.  Often, these management teams have a significant investment in their company’s stock, thus aligning their interests with those of the company’s shareholders.

•
Fixed Income Investments.  The Fund usually invests a portion of its portfolio in bonds.  The bonds in which the Fund may invest have variable, floating or fixed interest rates, may be of any maturity or credit rating, and may include high yield and convertible bonds.

•
Bonds are often rated by credit agencies as to their credit quality.  The Fund does not limit its investment in bonds to any certain rating category and may invest in bonds that are below investment grade (i.e., those rated BB or lower by S&P or Ba or lower by Moody’s or, if unrated, deemed by Corbyn to be of comparable quality), including those that are in default at the time of purchase.

•
The addition of fixed income securities to the Fund’s portfolio can add significantly to the total return characteristics of its performance.  The performance of bonds can, at times, differ from that of the equities in the Fund’s portfolio, thus helping to temper the volatility of the portfolio.

•
The Fund’s investment in bonds may include convertible bonds.  Such convertible bonds may be “busted,” meaning that the ability of these securities to convert into common stock has been made relatively unimportant by a stock decline, yet Corbyn believes they have significant value as yield-to-maturity-oriented bond investments.  These securities are often of shorter-than-average maturity (which results in less interest rate volatility) and may carry yields-to-maturity that are superior to other securities of similar credit quality.

•
Other Investments and Borrowings.  If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high quality, short-term money market instruments, including money market funds, which may reduce downside volatility during periods of market weakness, but may cause the Fund to not achieve its investment objectives.  Other investment practices are detailed in the Fund’s Statement of Additional Information (“SAI”). The Fund may, from time to time, enter into a line of credit with a bank to permit borrowing for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market.

The Fund may sell securities from its portfolio to realize gains, limit losses, or pursue other investment opportunities or for other tax planning purposes.

Related Investment Risks.  In addition to the principal risks of investing in the Fund discussed in the “Summary Section−Principal Investment Risks,” you also may encounter the following risks by investing in the Fund:

•	General Risks
•	The securities selected by Corbyn may underperform the markets or the securities selected by other funds with similar investment objectives and investment strategies.
•
Securities of different market capitalization segments, industries, sectors or asset classes in which the Fund may invest tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets. To the extent that the Fund emphasizes investments in the securities of a particular market capitalization segment, industry, sector or asset class, the Fund may be more susceptible to adverse economic, market, political or regulatory events affecting that market capitalization segment, industry, sector or asset class.

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Greenspring Fund	8

•	The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.
•
Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them.

•
Since the financial crisis that began in 2007, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A significant slowdown in China's economy is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasigovernmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Stock Risks
•
Investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger companies.

•
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Large holdings in a relatively small number of securities with disappointing performance will adversely affect the Fund’s performance more so than would be the case with a more diversified fund.
•
When financial markets experience periods of extreme stress, unusual and extreme volatility may occur in the equity markets and in the prices of individual stocks.  As a result, the prices of stocks of individual companies may be negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  Such market conditions could add significantly to the risk of short-term volatility of the Fund.

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Greenspring Fund	9

•	Bond Risks
•
The Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise, exposing the Fund to a heightened level of interest rate risk which may result in losses to the Fund. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security's price. Thus, the Fund's sensitivity to interest rate risk will increase with any increase in the Fund's overall duration.

•
The credit rating of a debt security does not necessarily address its market value risk and may not reflect its actual credit risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

•
Unrated debt securities determined by Corbyn to be of comparable quality to rated securities may be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

•	Large bond holdings may adversely affect the Fund’s ability to participate in a rapidly rising stock market.
•	Transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.
•
In general, a convertible security is subject to the risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the risks of debt when the underlying stock’s price is low relative to the conversion price. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security.  Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities.

•
Many convertible securities have credit ratings that are below investment grade. In addition, because companies that issue convertible securities are often small- or mid-capitalization companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

•
Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities.  Preferred stock also is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock.

•	High Yield Bond Risks
•	Deteriorating economic conditions or rising interest rates may weaken the issuer’s ability to pay interest and repay principal more so than issuers of higher-rated securities.
•
The Fund may be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

•	Other Risks
•
The Fund may invest in distressed securities, including bonds and stocks, which may not be publicly traded and that may involve a substantial degree of risk. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of such a company, and its financial condition may be changing rapidly.

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Greenspring Fund	10

•	Because of the risks involved in investing in high yield bonds and distressed securities, to the extent the Fund invests in such securities, an investment in the Fund should be considered speculative.
•	Large positions in short-term money market instruments may adversely affect the Fund’s ability to participate in a rapidly rising stock or bond market.
•	Risk Management
•
Corbyn attempts to identify particular types of risk and to reduce the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it can only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the Prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, Corbyn will identify all of the risks that might affect the Fund or be able to take appropriate measures to reduce the Fund’s exposure to them.

Portfolio Holdings Disclosure.  A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI, which is available on the Fund’s website at www.greenspringfund.com.

Management

Investment Adviser.  Corbyn is the Fund’s investment adviser.  Corbyn, located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, is a registered investment adviser providing investment management services for clients since 1973.  Subject to the oversight of the Fund’s Board of Directors (the “Board”), Corbyn places orders to purchase and sell securities, and provides the Fund with a program of investment management.

A discussion regarding the basis for the Board’s approval of the Fund’s Investment Advisory Agreement with Corbyn is available in the Fund’s most recent Semi-Annual Report to shareholders for the six month period ended June 30.

For its advisory services to the Fund, Corbyn is entitled to receive a management fee payable monthly and calculated at an annual rate of 0.75% of the Fund’s average daily net assets up to $250 million, 0.70% of average daily net assets between $250 and $500 million, and 0.65% of average daily net assets in excess of $500 million.  For the fiscal year ended December 31, 2015, the Fund paid Corbyn a management fee of 0.72% of its average daily net assets.  Corbyn also receives a monthly fee for providing certain administrative services to the Fund.

Portfolio Management.  Charles vK. Carlson, CFA, has been the portfolio manager of the Fund since January 1987.  He is also President and a Director of Corbyn.  Mr. Carlson graduated from The Johns Hopkins University with a degree in Political Economy.  He has been a CFA charter-holder since 1986.  The SAI provides additional information about Mr. Carlson’s compensation, other accounts managed, and ownership of Fund shares.

Pricing of Fund Shares

Determination of the Fund’s Share Price.  The Fund’s shares are purchased and redeemed at the Fund’s current net asset value (“NAV”) per share.  The Fund calculates its NAV per share by subtracting its total liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

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Greenspring Fund	11

Generally, the Fund’s investments are valued at market value.  Equity securities traded on a principal stock exchange are valued at the last quoted sale price. Equity securities traded on the NASDAQ National Market System (“NASDAQ”) are normally valued at the official closing price provided by NASDAQ. Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the-counter market.  In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources the Adviser deems appropriate pursuant to policies and procedures approved by the Board.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing net asset value per share on the day of valuation.  The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within 60 days, are generally traded in the over-the-counter market. These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and type, as well as prices supplied by dealers who make markets in such securities. In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources the Adviser deems appropriate pursuant to policies and procedures approved by the Fund’s Board.

Any securities for which market quotations are not readily available or for which the above valuation procedures are not appropriate or do not reflect fair market value are valued at fair value as determined in good faith by the Adviser pursuant to policies and procedures approved by the Fund’s Board.

In determining fair value, the Adviser, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund calculates its NAV as of the close of regular trading (normally 4:00 p.m. Eastern time, unless the New York Stock Exchange (“NYSE”) closes early) each day the NYSE is open for business.  The Fund will not calculate its share price on a day the NYSE is closed.

The Fund’s NAV is available on the Fund’s website, www.greenspringfund.com.  You can also call U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at (800) 576-7498 and listen to the daily recording.

Price at Which a Transaction is Effected.  The Fund must receive your order in good form before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time, unless the NYSE closes early) for you to receive that day’s closing NAV.  Orders in “good form” must include all applicable information to process a transaction including the shareholder’s name and account number.  If the Fund receives your order after the close of regular trading on the NYSE, you will receive the next trading day’s closing NAV.

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Purchase of Fund Shares

The Fund offers the following types of accounts:

Type of Account	Minimum Initial Investment
Individual/Joint	$5,000
Trust/Corporate/Partnership/Other	$5,000
Gift/Transfer to Minor	$2,500
Traditional/Roth/Simple/SEP IRA	$2,500
Coverdell Education Savings Account	$2,000

Opening an Account
•	Regular Account. Please complete and sign a New Account Application and mail with a check payable to the Greenspring Fund to:

Regular Mail	Overnight
Greenspring Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Greenspring Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  All checks must be in U.S. dollars drawn on a domestic bank.  The Fund is unable to accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  The Fund reserves the right to reject any application for any reason.

•
Automatic Investment Plan.  The Fund offers an Automatic Investment Plan whereby investments in the Fund may be effected automatically, on a bi-monthly, monthly, quarterly or semi-annual basis.  The minimum initial investment to open an account and participate in this plan is $2,500.  Please fill out the Automatic Investment Plan section on the New Account Application and mail it with a check to the Transfer Agent. The Transfer Agent will deduct a predetermined amount (minimum of $100) from your bank account.  You will receive a confirmation reflecting this purchase and your bank account will reflect the charge.  Please verify that your bank is able to accept Automated Clearing House (“ACH”) transactions and/or is a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date.  Your first automatic investment normally becomes active within 15 calendar days after we receive your New Account Application.

•
IRA.  Please complete and sign an IRA Application and mail with a check payable to “Greenspring Fund.”  To transfer the assets in an existing IRA to shares of the Fund to be held in a Fund IRA or to transfer or roll over funds from an employer-sponsored plan such as a 401(k), complete a Transfer of Assets/Direct Rollover Form in addition to the IRA Application.

•
Coverdell Education Savings Account.  Please complete and sign a Coverdell Education Savings Account (“Coverdell ESA”) Application and mail with a check payable to “Greenspring Fund.”  To transfer the assets in an existing Coverdell ESA to shares of the Fund to be held in a Fund Coverdell ESA, complete a Transfer of Assets Form in addition to the Coverdell ESA Application.

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•
By Wire.  To open an account by wire, a completed New Account Application is required before your wire can be accepted.  You can send your New Account Application through the mail or by overnight delivery.  Upon receipt of your completed New Account Application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the Fund’s name, your account number, and your name so that your wire can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:  Greenspring Fund
(Your name)
(Your account number)

Before sending your wire, please contact the Transfer Agent to advise it of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays by your bank or the Federal Reserve wire system, or from incomplete wiring instructions.

Customer Identification Program.  To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.  As a result, the Fund must obtain the following information for each person that opens a new account:
• Name;
• Date of Birth (for individuals);
· Residential or business street address; and
•  Social security or other taxpayer identification number.

Mailing addresses containing only a P.O. Box will not be accepted.  The Fund may also require other identifying information.

If you are unable to provide the requested information and the Fund is unable to contact you within an appropriate period of time, or the Fund believes that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and your investment will be returned to you.

After your account is opened, the Fund is required to take steps to verify your identity.  These actions may include checking your identifying information against various databases.  If the Fund is unable to verify your identity from the information you provide, you may be restricted from making future purchases or your shares may be redeemed and your account closed.

Additional Investments.  You can purchase additional shares through the following methods:
•	By Mail. You can mail a check (minimum of $100), payable to the Greenspring Fund, together with:
•	The detachable investment slip from your account statement; or

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•	A letter indicating the amount of your purchase, your account number, and the name in which your account is registered.
•	By Wire. You can also wire funds as described above. We may reject any purchase of additional shares below $100.
•
By Telephone.  Shareholders may purchase additional shares by calling (800) 576-7498.  If elected on your account application and your account has been open for 15 days, telephone orders will be accepted in amounts of $100 or more via electronic funds transfer from your bank account through the ACH network.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the NAV next calculated after receipt of your purchase order.  To add telephone privileges to your account, please contact the Transfer Agent for instructions.

During periods of high market activity, you may encounter longer than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close if you wish to purchase shares at the NAV calculated on the day of your purchase order.  If you are unable to contact the Fund by telephone, you may make your purchase request by mail, wire or internet.  Once a telephone transaction has been placed, it cannot be cancelled or modified.
•
By Internet.  After your account is established, you may set up a PIN number by logging onto www.greenspringfund.com.  This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network.  Please make sure that your account is set up with bank account instructions and that your bank is an ACH member.  You must have authorized purchase privileges in order to complete internet transactions.  Your shares will be purchased at the NAV next calculated after receipt of your purchase order.  Call (800) 576-7498 if you have questions.

Statements and Confirmations.  Please review your statements and confirmations carefully as soon as you receive them.  You should contact the Transfer Agent immediately if you have any questions or notice any discrepancies.

Purchasing Shares Through a Financial Intermediary.  Fund shares may be purchased through certain broker-dealers or other financial intermediaries (each a “financial intermediary”).  A financial intermediary places orders by telephone, fax or electronically for Fund shares on behalf of its clients and receives the NAV next calculated after receipt of the order.  A purchase order is deemed to be received when the Fund or a financial intermediary accepts the order.  Financial intermediaries are authorized to designate other financial intermediaries to accept purchase orders on the Fund’s behalf.

Your financial intermediary will be able to provide you with the information you will need for managing your investment in the Fund. This includes information on how to buy and sell shares, investor services, and additional policies.  If you use a financial intermediary, contact it to buy or sell shares of the Fund.

If you purchase your shares through a financial intermediary, it may impose charges for its services, have different minimums for first-time or additional investments, or impose restrictions that are not applicable if you purchase shares directly from the Fund.  The Fund is not responsible for the failure of any financial intermediary to carry out its obligations to its customers.  The Fund and/or Corbyn may pay a financial intermediary a fee to compensate it for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund, among others.  The Fund reserves the right to modify, limit or terminate its agreement with a financial intermediary at any time.

Other Purchase Information.  The Fund reserves the right to decline a purchase order for any reason.

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You will be subject to a $25 fee if your payment does not clear your bank.  You will also be responsible for any loss incurred.  If you are an existing shareholder, we reserve the right to redeem shares from any identically registered account as reimbursement for the loss.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of a New Account Application, additional investment requests, or redemption requests does not constitute receipt by the Transfer Agent or your financial intermediary.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Share certificates are not issued.

Redemption of Fund Shares

You can redeem shares any day the NYSE is open for business through the following methods:
•	By Mail. You can redeem shares by mailing or delivering a letter of instruction to the Transfer Agent with the following information:
•	Your account number;
•	The dollar value (minimum of $100), or number of shares you wish to redeem;
•	The desired method of payment (check, ACH or wire transfer) (a $15 fee will be charged for a wire transfer);
•	Your signature and the signature of anyone else listed on the account (with a signature guarantee if applicable – as defined below); and
•	Any supporting legal documentation that may be required.

•
By Telephone.  You can redeem up to $25,000 (if previously selected on your application and set up on your account) by calling (800) 576-7498.  Please allow sufficient time to ensure that you will be able to complete your telephone transactions prior to market close if you wish to redeem shares at the NAV calculated on the day of your redemption order.  Once a telephone transaction is placed, it cannot be cancelled or modified.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  In order to arrange for the telephone redemption option after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder.  Requests to establish telephone redemptions with proceeds going to the address of record do not require a signature guarantee or signature validation.  Requests to establish telephone redemptions with proceeds going to a bank account or an address other than that of record will require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

You may have the proceeds sent to the address of record, wired to your bank account of record, or sent via electronic funds transfer through the ACH network to the bank account of record.

The Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine.  These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephone transactions, and/or sending written confirmation of such transactions to shareholders.  Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost or expense for acting upon a shareholder’s instructions or for any unauthorized telephone redemption.  The Fund reserves the right to refuse a telephone redemption request for any reason.

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•
Systematic Withdrawal Plan.  The Fund offers a Systematic Withdrawal Plan (the “Plan”) whereby you may choose to redeem a specified dollar amount on a monthly, quarterly, or annual basis.  The minimum account balance to begin participation in the Plan is $10,000 and the minimum withdrawal amount is $100.  If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your account.  The Plan may be terminated at any time by the Fund.  You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amounts withdrawn exceed the dividends and other distributions credited to your account, your account ultimately may be depleted.
•
Financial Intermediary.  If your shares are held through a financial intermediary, contact the financial intermediary to redeem your shares.   A redemption order is deemed to be received when the Fund or a financial intermediary accepts the order.  Financial intermediaries are authorized to designate other financial intermediaries to accept redemption orders on the Fund’s behalf.  A financial intermediary may impose charges for its services or other restrictions on redemptions that are not applicable if your account is held directly with the Fund.  If you redeem your shares through a financial intermediary, you will not be subject to the Fund’s required minimum redemption amount.

•	Other Redemption Information.
•	The Fund will not accept online redemption requests.
•
The Fund will typically make a payment for all shares redeemed in good form within one to two business days of the redemption request, but no more than seven business days after receipt of the request.

•	If you are redeeming shares recently purchased by check, your proceeds may be delayed until your check has cleared, which may take up to fifteen calendar days after the purchase date.

Signature Guarantee.  Signature guarantees will generally be accepted from domestic banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.  You must provide a signature guarantee from a member of either a Medallion or non-Medallion program for the following:
•	A redemption request over $25,000;
•	A redemption request within 30 calendar days of an address change;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record (including an IRA transfer) or transferred to an account with a different registration from yours; or
•	If ownership is being changed on your account (transfer or name change due to marriage or divorce).

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

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In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances of a particular situation.

Market Timing and Redemption Fee.  The Fund’s Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund is intended for long-term investors.  The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions of Fund shares over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions.  In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders.  To the extent that the Fund invests a significant portion of its assets in small-cap securities or high yield bonds, it may be subject to the risks of market timing more than a fund that does not.  Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less.  The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.  All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary.  However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading.  Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies.  The Fund reserves the right to reject combined or omnibus orders in whole or in part.

To calculate redemption fees, after first redeeming any shares associated with reinvested dividends or other distributions, the “first-in, first-out” method is used to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.  If the holding period for shares purchased is 60 days or less, the fee will be charged.  The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified. The redemption fee does not apply to shares acquired through the reinvestment of dividends or other distributions or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

In compliance with Rule 22c-2 under the Investment Company Act of 1940, as amended, Quasar Distributors, LLC, (“Quasar”) on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and trading information so that the Fund can enforce its frequent trading policies.

IRA Redemptions.  Shareholders who hold Fund shares through an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

If previously selected on your application and set up on your account, IRA redemptions may be completed via telephone by calling the Fund toll-free at (800) 366-3863.  Shareholders will be asked whether to withhold taxes from any distribution.  To add telephone privileges to your account, please contact the Transfer Agent for instructions.

Redemptions in Kind.  The Fund expects to make all redemptions in cash.  The Fund reserves the right to fulfill a redemption request with payment in whole or in part in the form of the Fund’s portfolio securities.  You remain subject to investment risk until the securities redeemed in kind are liquidated.  You will incur transaction costs when you liquidate the securities received in a redemption in kind.  For a shareholder other than an IRA or individually directed account maintained under a plan described in section 401(a) of the Internal Revenue Code of 1986, as amended, the tax consequences of an in-kind redemption, whether initiated by the Fund or the shareholder, would be the same as those of a cash redemption with respect to the recognition of gain or loss on the transaction (the only difference from a cash redemption being the shareholder’s receiving securities that would have a basis for federal tax purposes equal to their fair market value at the time of their receipt).

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Minimum Account Balance.  The Fund may automatically redeem your account and mail you the proceeds if your balance is below $1,000 due to redemptions.  The Fund will not redeem your account if your balance is below $1,000 due to a decline in the value of the Fund’s shares.  The Fund will send you written notice at least sixty (60) days in advance of any redemption, and such notice will provide details on how you may avoid such an automatic redemption.

Temporary Suspension of Redemptions.  The Fund may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances and at times when the NYSE is closed.

Inactive Accounts.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  For additional information, please contact your state’s unclaimed property administrator.

Principal Underwriter and Distributor

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as principal underwriter and distributor for shares of the Fund in a continuous public offering thereof.  Pursuant to a distribution agreement with the Fund and its investment adviser, Quasar provides certain administrative services and promotes and arranges for the sale of the Fund’s shares.  Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority.

Dividends, Other Distributions, and Taxes

Dividends and Other Distributions.  The Fund distributes substantially all of its net investment income, net realized capital gains and net gains from foreign currency transactions, if any, at least annually.  Fund income dividends are derived from dividend and interest income the Fund earns from securities in its portfolio.  Capital gains are derived from selling a security at a price higher than its cost.  You can elect how you wish to receive your dividends and other distributions on your New Account Application.  Dividends and/or other distributions will be reinvested unless a cash payment is elected.  You may change your distribution options in writing or by telephone at least five days in advance of the distribution.  If you decide to receive your dividends and/or other distributions in cash, you may receive your payment by check or ACH (electronically credited to your bank account).

If the post office cannot deliver your check to your address of record or your check remains uncashed for six months, your check will be cancelled and the proceeds will be reinvested in additional Fund shares at the NAV per share on the date of cancellation.  We will not pay interest on your uncashed check.  Thereafter, we will automatically reinvest your future dividends and other distributions in additional Fund shares.

You may want to avoid purchasing shares shortly before a distribution because a portion of the purchase price represents the pending distribution.  Please inquire about our distribution schedule.

Taxes.  If you have a taxable account, you will be taxed on any dividends and other distributions whether they are received in cash or reinvested in additional Fund shares.  Dividends and distributions of the excess of net short-term capital gain over net long-term capital loss and of net gains from certain foreign currency transactions will be taxed as ordinary income.  However, the Fund’s dividends attributable to “qualified dividend income” (that is, dividends it receives on securities of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding periods and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (“non-corporate shareholders”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains, a maximum of 15%, or 20% for non-corporate shareholders with taxable income exceeding certain thresholds.  A portion of the Fund’s dividends, not exceeding the aggregate dividends it receives from domestic corporations only, also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.  However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction will be subject indirectly to the federal alternative minimum tax.

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Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) the Fund recognizes on sales or exchanges of capital assets will also be subject to the 15% and 20% maximum tax rates for non-corporate shareholders mentioned above; distributions thereof to corporate shareholders will be subject to federal income tax at a maximum rate of 35%.  The Fund will inform you of the amount and nature of distributions to you shortly after the end of each calendar year.

A redemption of shares is a taxable event if you are a taxable investor.  You will recognize a capital gain or loss in an amount equal to the difference between your tax basis in the redeemed shares and the redemption proceeds you receive.  (See “Taxes” in the SAI for a description of the rules regarding your election of a basis determination method and the Fund’s obligation to report basis information to the Internal Revenue Service (“IRS”.)) Your gain or loss will be characterized as short- or long-term depending on how long you have owned the shares.  Any capital gain you recognize on a redemption of your Fund shares that you have held for more than one year will qualify for the 15% and 20% maximum tax rates mentioned above (if you are a non-corporate shareholder).  The “wash sale” rule prevents you from recognizing a loss if you purchase Fund shares (including through the reinvestment of distributions in additional Fund shares) within 30 days before or after the date of redemption.

You will be subject to backup withholding at the rate of 28% of dividends, capital gain distributions and redemption proceeds (regardless of the extent to which you may realize gain or loss) otherwise payable to you if you are a non-corporate shareholder and you furnish to the Fund an incorrect or no taxpayer identification number.  Withholding at that rate is also required from dividends and capital gain distributions otherwise payable to you if the IRS notifies us that you are subject to backup withholding or you fail to certify that you are not subject thereto.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and capital gain distributions the Fund pays and net gains realized on the redemption of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers).  This tax is in addition to any other taxes due on that income.  A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

You may also be subject to state and local taxes on Fund distributions and gains from redemptions of Fund shares.  Please consult a tax adviser with specific questions.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold 30% from its ordinary dividends, and the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2018, to certain foreign shareholders that fail to meet prescribed information reporting or certification requirements.  For more information, see the SAI.

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Other Shareholder Information

Incorrect Taxpayer Identification Number.  We reserve the right to automatically redeem your account if you furnish an incorrect social security or other taxpayer identification number.  We will notify you in writing 30 days prior to the redemption of your account.

Shareholder Inquiries.  You can access information on your account 24 hours a day, seven days a week, from any touch-tone phone.  Simply call (800) 576-7498 and follow the menu instructions or you can reach a customer service representative between the hours of 9:00 a.m. and 8:00 p.m. Eastern time during any business day.

Change of Address. You can change the address on your account by calling the Transfer Agent.  The Transfer Agent will mail a confirmation of your change of address to both your old and new addresses.

Reports and Householding.  To reduce expenses, we will mail only one copy of the Fund’s Summary Prospectus and/or Prospectus and each Annual and Semi-Annual Report to shareholders who share the same address.  If you wish to receive individual copies of these documents, please call us at (800) 366-3863.  We will begin sending you individual copies 30 days after receiving your request.  These reports, along with first and third quarter portfolio holdings, are also available on our website, www.greenspringfund.com.

No Contract Rights. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund has entered into contractual arrangements with various parties, including, among others, the Adviser, administrator, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Fund with any service provider or other agent to, or contractor with, the Fund, including, without limitation, any third party beneficiary rights.

Index Descriptions

Investors cannot invest directly in an index, although they may invest in the underlying securities included in the index.  An index return does not reflect a deduction for fees, expenses, or taxes.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The Lipper Flexible Portfolio Index is an unmanaged index of the 30 largest funds in the Lipper Flexible Portfolio Fund category, which includes funds that allocate investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return.

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Financial Highlights

The financial highlights table below is intended to help you understand the Fund’s financial performance for the last five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and other distributions.  This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report dated December 31, 2015, which is available free of charge upon request and on the Fund’s website at www.greenspringfund.com.

Year Ended December 31,

	2015	2014	2013	2012	2011
Net asset value, beginning of year	$24.80	$26.47	$23.23	$22.70	$24.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.54	0.70	0.61	0.67	0.58
Net realized and unrealized gain (loss) on investments	(1.98)	(1.35)	3.57	1.35	(0.66)
Total from investment operations	(1.44)	(0.65)	4.18	2.02	(0.08)

LESS DISTRIBUTIONS:
From net investment income	(0.53)	(0.70)	(0.58)	(0.88)	(0.82)
From net realized gain	(0.65)	(0.32)	(0.36)	(0.61)	(0.59)
Total distributions	(1.18)	(1.02)	(0.94)	(1.49)	(1.41)
Net asset value, end of year	$22.18	$24.80	$26.47	$23.23	$22.70
Total return	(5.86%)	(2.51%)	18.13%	9.07%	(0.26%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$317.4	$671.1	$868.3	$650.9	$739.0
Ratio of expenses to average net assets	0.95%	0.89%	0.92%	0.93%	0.91%
Ratio of net investment income to average net assets	1.93%	2.54%	2.25%	2.89%	2.40%
Portfolio turnover rate	25%	50%	68%	28%	58%

Table of Contents - Prospectus

GREENSPRING FUND, INCORPORATED
2330 West Joppa Road, Suite 110
Lutherville, MD 21093-4641
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

The Statement of Additional Information (“SAI”) includes additional information about the Greenspring Fund and is incorporated by reference herein (meaning it is legally considered part of this Prospectus).

Additional information about the Fund’s investments is available in its Annual and Semi-Annual Reports to shareholders.  The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI, Annual and Semi-Annual Reports to shareholders are available, without charge, on the Fund’s website at www.greenspringfund.com, or upon request by e-mailing the Fund at info@greenspringfund.com, or by calling the Fund at (410) 823-5353 or (800) 366-3863.  When the Fund receives a request for the SAI, or the Annual or Semi-Annual Report to shareholders, the documents will be sent within three business days of receipt of the request by first class mail or other means to ensure equally prompt delivery.  Other information about the Fund may be requested by contacting the Fund as described above.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Reports and other information about the Fund are available on the EDGAR Database on the Commission’s website at http://www.sec.gov.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address publicinfo@sec.gov, or by writing the SEC’s Public Reference Section Washington, DC 20549-1520.

If you have questions regarding your account, call Shareholder Services at (800) 576-7498.

SEC File Number: 811-03627

Table of Contents - Prospectus

GREENSPRING FUND, INCORPORATED (GRSPX)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2016

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the prospectus of Greenspring Fund, Incorporated (the “Fund”) dated May 1, 2016 (the “Prospectus”).  The Prospectus is available on the Fund’s website, www.greenspringfund.com.  You can also request a Prospectus by calling the Fund at (410) 823-5353 or (800) 366-3863, by writing to the Fund at 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641, or by e-mailing the Fund at info@greenspringfund.com.  The Fund’s financial statements and the related report of the independent registered public accounting firm are included in the Fund’s Annual Report for its fiscal year ended December 31, 2015 and are hereby incorporated by reference.  The Annual Report is also available for free on the Fund’s website or by contacting the Fund as described above.

Table of Contents - Statement of Additional Information

Organization

The Fund was incorporated under the laws of the State of Maryland in October 1982 and is an open-end registered investment company.  The Fund first offered its shares to the public on July 1, 1983.

Description of the Fund and its Investments and Risks

Description.  The Fund is an open-end, diversified management investment company.

Investment Strategies.  The Fund primarily invests in the securities of companies that its investment adviser considers undervalued relative to historical valuations, the company’s peers, the securities market in general or its value as a private company and fixed income investments, including corporate, convertible, and high yield bonds that have the potential to provide income, capital appreciation or a combination of both.  The Fund may also invest in companies in the process of financial restructuring, reorganization, corporate turnaround, or liquidation.

Investment Program.  The Fund may invest in a combination of common stocks, preferred stocks, corporate bonds, including high yield bonds and convertible bonds, and money market instruments.  The Fund also may invest in repurchase agreements, debt securities issued at a discount, pay-in-kind securities, contingent payment debt instruments, foreign securities, securities of other investment companies, U.S. Government securities, and may write or purchase call options (covered or uncovered) and put options.  The Fund normally limits its investment in a specific security to 5% of the value of total Fund assets at the time of purchase.  The Fund also limits its concentration in one particular industry to no more than 25% of the value of total Fund assets at the time of purchase.

Equity Securities.  Equity securities in which the Fund may invest include common and preferred stocks. These securities represent shares of ownership in a corporation. The value of these securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment.  At times, the stock markets can be volatile and stock prices can change dramatically.  Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s price, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. This market risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund changes.

Preferred Stocks.  Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. When interest rates rise, the value of preferred stocks will generally decline.

Fixed Income Securities.

Ratings of Fixed Income Securities. The Fund may purchase securities rated by Standard & Poor’s Ratings Services (“S&P”),  Moody’s Investors Service, Inc. (“Moody’s”), or any other nationally recognized statistical rating organization. These ratings represent the opinion of the rating agency as to the quality of the securities it undertakes to rate. Ratings are not guarantees of quality.  In addition, the credit rating of a debt security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.  The Fund may also invest in unrated securities that have been deemed by its investment adviser to be comparable in quality to the rated securities in which the Fund may invest.  See Appendix A to this SAI for further information regarding S&P and Moody’s ratings.

Investment Grade Debt Securities. Investment grade debt securities are those rated BBB or higher by S&P, Baa or higher by Moody’s or, if unrated, deemed by the Fund’s investment adviser to be of comparable quality.  Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics.

High Yield Bonds.  High yield bonds, (sometimes referred to as “junk bonds”) are below investment grade debt securities that are rated BB or lower by S&P, Ba or lower by Moody’s or, if unrated, deemed by the Fund’s investment adviser to be of comparable quality. These securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of investment grade debt securities.  The market for high yield bonds may be less liquid than that for higher quality securities, which can make it difficult at times to sell certain securities or could result in lower prices upon sale than those used in calculating the Fund’s net asset value.

Table of Contents - Statement of Additional Information

Judgment may play a greater role in valuing high yield bonds than is the case for securities with more active markets and transactions in such bonds may carry higher transaction costs.   The economy and interest rates affect high yield bonds differently from other securities.  The prices and, therefore, yields of these bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  High yield bonds are subject to a greater risk of default than higher grade debt securities.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to obtain additional financing.  If the issuer of a debt security owned by the Fund defaults, the Fund may lose its entire investment.  In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s net asset value.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities, but rank senior to common stock in a corporation’s capital structure.  The price of a convertible security often reflects fluctuations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Variable and Floating Rate Securities.  These are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter).  Variable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Inflation-Indexed Bonds.  Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Zero Coupon Securities, Other Debt Securities Issued at a Discount, Pay-in-Kind Securities and Contingent Payment Debt Instruments.  The Fund may invest in zero coupon securities, other debt securities issued at a discount, pay-in-kind securities and contingent payment debt instruments.  Zero coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”) and do not pay interest during the life of the security.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security. Pay-in-kind securities allow the issuer, at its option, to make current interest payments on them either in cash or in additional securities.  Similar to zero coupon securities, pay-in-kind securities also carry additional risk as holders of these types of securities receive no cash until the cash payment date unless a portion of the securities is sold and, if the issuer defaults, the holder may obtain no return at all on its investment.   These debt securities may be less liquid, and their market prices may be more volatile, than securities that pay cash interest periodically. These securities are also likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Contingent payment debt instruments provide for the potential of one or more payments that are contingent as to timing or amount.  See “Taxes” for a discussion of the tax consequences of the Fund’s investment in these securities.

Investment Company Securities.  The Fund may invest in shares of other registered investment companies, including exchange-traded funds.  The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each other investment company’s advisory and operational expenses. The Fund is also subject to the risks associated with the securities in which the investment company invests.  Investment companies are subject to general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Fund invests in investment companies that invest in equity securities, fixed income securities and/or foreign securities, the Fund is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and high yield bond risk.  In addition, the Fund’s net asset value is subject to fluctuations in the net asset value of each investment company in which the Fund invests.

Table of Contents - Statement of Additional Information

Money Market Instruments.  Money market instruments in which the Fund may invest include money market funds, short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, corporate notes and repurchase agreements. If market conditions improve while the Fund has invested some or all of its assets in money market instruments, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objectives.

Options.  The Fund may from time to time purchase and write (“sell”) both call options and put options that are listed on an organized securities exchange.  Although these investment practices will be used primarily in a hedging function to reduce principal fluctuations or to generate additional income, they do involve certain risks, which are different in some respects from the investment risks associated with similar funds that do not engage in such activities.  Those risks are discussed below.  The Fund will not write an option, if, as a result, the aggregate market value of all portfolio securities covered by call options or subject to put options, exceeds 25% of the market value of the Fund’s net assets. In addition, the Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Call Options.  A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.  The writer (“seller”) of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period.  A writer is required to deposit in escrow the underlying security or other assets in order to secure his obligation to deliver the underlying security.

The Fund may sell covered call options for the purpose of reducing the effect of price fluctuations of the securities owned by the Fund.  Options will be sold on the basis of investment considerations consistent with the Fund’s investment objectives.  These options will generally be written on securities which, in the opinion of the Fund’s investment adviser, are not expected to make any major price moves in the near future, but that, over the long-term, are deemed to be attractive investments for the Fund.

When the Fund writes a covered call option, it assumes the risk that it must sell the underlying security at a price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction.  If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying security. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.

The Fund may sell uncovered call options.  In writing an uncovered call option, the writer obligates itself to deliver the underlying security at the exercise price, even though, at the time the option is written, it does not own the underlying security.  If the holder of the option wishes to exercise its option to buy the underlying security from the writer, the writer must make arrangements to purchase and deliver the underlying security.

Uncovered calls are riskier than covered calls because the Fund does not hold the underlying security.  The Fund assumes the risk of an increase in the price of the underlying security above the exercise price so long as its obligation as a writer continues.  Should this increase occur, the Fund may be issued a notice to exercise the option and would therefore be required to sell the underlying security at the exercise price which may be less than the price it must pay to acquire the security. Uncovered calls have speculative characteristics and the potential for loss is unlimited.

The Fund may purchase call options, which may give the Fund the right to buy an underlying security at the exercise price any time during the option period.  The Fund will not commit more than 5% of the value of its total assets at the time of purchase to the purchasing of call options.  The Fund may purchase a call option for the purpose of acquiring an underlying security for its portfolio.  This would give the Fund the ability to fix its cost of acquiring the stock at the exercise price of the call option plus the premium paid, which at times may cost the Fund less than purchasing the security directly.  The Fund is also partially protected from any unexpected decline in the market price of the underlying security as long as it holds the option and, therefore, can allow the option to expire, incurring a loss only to the extent of the premium paid for the option.  The Fund may also purchase a closing call to liquidate a position and to extinguish its obligation pursuant to a call it has sold.

Table of Contents - Statement of Additional Information

Put Options. The Fund may sell put options, which give the holder of the options the right to sell and the Fund the obligation to buy the underlying security at the exercise price during the option period.  The Fund will generally write put options when it wishes to purchase the underlying security at a price lower than the current market price of the security.  The risk in writing put options is that the market price of the underlying security declines below the exercise price less the premiums received.

The Fund may purchase put options, which give the Fund the right to sell the underlying security at the exercise price at any time during the option period.  Put options may be purchased for defensive purposes in order to protect against an anticipated decline in the value of its securities.  This protection would be provided only during the life of the option when the Fund, as the holder of the option, is able to sell the underlying security at the put exercise price regardless of that security’s current market price.  Purchasing put options involves the risk of losing the entire premium (purchase price of the option).  No more than 5% of the Fund’s total net assets, at the time of purchase, will be committed to the purchasing of put options.

Repurchase Agreements.  The Fund may enter into repurchase agreements either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances.  A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (usually less than a week).  The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. The use of repurchase agreements involves certain risks.  If the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it.  If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and, therefore, subject to sale by the trustee in bankruptcy.  The Fund does not invest in reverse repurchase agreements.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale and may not be sold to the public without an effective registration statement. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Fund.

The Securities and Exchange Commission (“SEC”) has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Fund’s investment adviser  may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities.

Securities of Foreign Issuers.  Investments in securities of foreign issuers, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in securities of U.S. issuers.  The economies of certain foreign countries may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Over a given period of time, securities of foreign issuers may underperform U.S. securities—sometimes for years.  Investing in securities of issuers in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries.  For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures.  Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries.

U.S. Government Securities.  The Fund may invest in U.S. Government securities, which include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.  U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).  The value of U.S. Government securities may fluctuate in response to political, market or economic developments. U.S. Government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. Government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. Government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Fund itself.

Table of Contents - Statement of Additional Information

Portfolio Turnover.  While the Fund generally invests in securities for the purpose of seeking long-term capital gains, the Fund’s investment philosophy may dictate the frequent realization of short-term gains and losses, which may result in a portfolio turnover rate higher than that of other mutual funds.  The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2015 and 2014 were 25%, and 50%, respectively.

Market Events.  Since the financial crisis that started in 2007, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil. These events and the potential for continuing market turbulence may have an adverse effect on the Fund. These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. The values of many types of securities, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities, have been reduced. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets. Some financial institutions and other enterprises may have large exposure to certain types of securities of uncertain quality, which could have a negative effect on the broader economy. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In the summer of 2015, stock markets in China suffered a significant downturn, which is slowing economic growth in China and negatively affecting the country's major trading partners. State involvement in the Chinese economy and stock markets is such that it has proven difficult to predict or gauge the extent of the slowdown. The impending referendum in Britain on whether to remain in the European Union could result in economic disruption in the eurozone, which could occur abruptly.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities. In addition, political events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, threats of a federal government shutdown, and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The impending U.S. presidential election may create the prospect of investor uncertainty around government economic policies, which may negatively affect market prices.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

The situation in the financial markets resulted in calls for increased regulation, and the need of many financial institutions for government help gave lawmakers and regulators new leverage. In the U.S., the Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that has continued to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation, some in ways that are still unforeseeable. Full compliance with some of the implementing regulations is not yet required. Accordingly, the ultimate impact of the Dodd-Frank Act is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination from certain U.S. federal securities regulations, including those under the 1940 Act, of references to or requirements to rely on credit ratings issued by nationally recognized statistical rating organizations. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing also entails the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates. In addition, even the long-term sovereign credit rating of the U.S. has been downgraded in recent years. These factors could lead to an increasing scarcity of acceptable collateral to post as margin for derivatives, which has the potential to increase the cost of entering into certain derivative transactions.

Table of Contents - Statement of Additional Information

The regulators that have been charged with the primary responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds. In 2012, the CFTC adopted a revision to one of its rules that either restricts the use of derivatives by a 1940 Act fund (see “Regulatory Limitations on Using Futures, Options on Futures, and Swaps”) or requires the fund’s adviser to register as a commodity pool operator. In December 2015, the SEC published a proposed new Rule 18f-4 to permit 1940 Act funds to enter into derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under section 18 of the 1940 Act, provided that they (1) comply with one of two alternative portfolio limitations designed to impose a limit on the amount of leverage that may be obtained through derivatives transactions; (2) manage the risks associated with the derivatives transactions by maintaining an amount of certain assets, defined in the proposed rule as ''qualifying coverage assets,'' designed to enable the 1940 Act fund to meet its obligations under its derivatives transactions; and, (3) depending upon the extent of derivatives usage, establish a formalized derivatives risk management program.

Cybersecurity Risk. With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may be more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Adviser, administrator, custodian, transfer agent, and accountants, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invest or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Fundamental Policies.  The Fund’s fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares.

The Fund may not:

1)	Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. Government; provided that up to 25% of its total assets may be invested without regard to such limitation; and the Fund may not purchase any securities which would cause the Fund at the time of purchase to own more than 10% of the outstanding voting securities of an issuer;

2)	Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

3)	Invest in companies for the purpose of exercising management or control;

4)	Purchase or sell real estate, although it may invest in securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and the securities of companies whose business involves the purchase or sale of real estate;

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5)	Purchase or sell commodities or commodity contracts;

6)	Purchase securities on margin or effect short sales of securities;

7)	Make loans, except that it may acquire debentures, notes and other debt securities that are traded or able to be traded pursuant to legal provisions allowing for the resale of securities;

8)	Borrow money, except for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

9)	Mortgage, pledge or hypothecate securities;

10)	Act as securities underwriter, except to the extent that it may be regarded as a statutory underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933, as amended;

11)
Deal with any of its officers or directors, or with any firm of which any of its officers or directors is an officer, director or member, as principal in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services; or

12)	Issue any obligations, bonds, notes or other senior securities except as otherwise allowed by the foregoing restrictions.

Temporary Defensive Positions. If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high quality, short-term money market instruments, which should reduce downside volatility during periods of market weakness, but may cause the Fund not to achieve its investment objectives.

Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  The policies and procedures are intended to prevent unauthorized disclosure of Fund portfolio holdings information and have been approved by the Fund’s Board.  The policies permit disclosure of non-public portfolio holdings to selected parties when the Fund’s Chief Compliance Officer (“CCO”) determines that the Fund has a legitimate business purpose and only if the third parties are subject to a duty to not trade on such information.  The Fund’s policy provides a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Fund’s non-public portfolio holdings.  The Fund’s CCO may determine to add a recipient under the policy only if he or she first determines that the standards under the Fund’s policy have been met prior to such disclosure.  The Fund’s CCO will report to the Board quarterly regarding any other approved recipients of non-public portfolio holdings information under the policy.  Such parties include the Fund’s service providers (e.g., the Fund’s investment adviser, Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”), custodian, fund administrators, fund accountants, and independent accountants), who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty to not trade on the non-public information.  The Adviser, fund administrators, and fund accountants have access to the Fund’s complete portfolio holdings on a daily basis.  The Fund’s custodian receives confirmations of portfolio activity within one business day of the trade.  The Fund provides its independent accountants complete year-end portfolio holdings within one to ten business days of the Fund’s year-end.  The Fund also provides its complete month-end portfolio holdings to Morningstar and Lipper within 15 days of month-end.  The Fund provides its complete quarter-end portfolio holdings to S&P, Bloomberg, Vickers Stock Research Corporation, and Thomson Financial within 15 days of quarter-end.

The Adviser may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) or “interest lists” to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers, subject to such broker-dealer’s duty of confidentiality and duty not to trade on the information.

Disclosure of the Fund’s complete portfolio holdings is required to be made within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The complete portfolio holdings of the Fund  are available, free of charge, on the Fund’s website as well as in reports on Form N-Q and Form N-CSR filed with the SEC on the SEC’s website at www.sec.gov.  The Fund also, at the end of each calendar month, lists the 10 largest holdings by percentage of net assets, the top three equity sectors, and other portfolio characteristic data on its website (www. greenspringfund.com) within seven days of month-end.

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In no event shall the Fund, the Adviser or its employees receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning the Fund’s portfolio holdings.

The Fund’s CCO will report any material violations of these policies to the Board at the next regularly scheduled meeting.

Management of the Fund

The Board is responsible for oversight of the Fund’s affairs, including oversight of the risks associated with the Fund’s operations.  The Board is currently composed of five Directors, two of whom are not “interested persons” of the Fund or its Adviser (“Independent Directors”).  Those noted as “interested persons” are interested on the basis of their positions with the Adviser, except that Mr. William E. Carlson is an “interested person” by virtue of his familial relationship with Charles vK. Carlson (brothers).On November 12, 2015, Mr. O’Boyle resigned as Director of the Fund due to a potential conflict of interest. Mr. O’Boyle’s resignation was not a result of any disagreement between Mr. O’Boyle and the Fund, the Adviser or the Fund’s independent registered public accounting firm.  Except where required, all references to Mr. O’Boyle have been removed from the Statement of Additional Information.

Charles vK. Carlson, the Chairman of the Board, is an Interested Director because of his affiliation with the Adviser.  The Fund does not have a lead independent director.  Mr. Carlson and Michael J. Fusting also serve as officers of the Fund.  The Board believes that its leadership structure is appropriate in light of the size of the Fund and the nature and complexity of its business.

The following table summarizes the material attributes, skills and experience that relate to the suitability of each Director to serve on the Board.  The Board believes that each of the Directors possess the necessary characteristics, such as the ability to critically discuss and analyze issues presented to the Board and sophisticated understanding of business and financial matters, to serve on the Board.

Charles vK. Carlson.  Mr. Carlson is experienced in financial and investment matters through his positions as researcher, analyst, and portfolio manager of the Fund since1983.  He is also experienced in financial, accounting and regulatory matters through his position as President of the Fund since 1993, as President of Corbyn since 1991, and as Director since 1988.  Mr. Carlson is a Chartered Financial Analyst.

William E. Carlson.  Mr. Carlson, the President and Chair of the Business Department at Shapiro Sher Guinot & Sandler, a law firm, counsels businesses (including investment management firms) and advises boards of directors.

Michael J. Fusting.  Mr. Fusting is experienced in financial, accounting, investment and regulatory matters through his service as Chief Financial Officer of the Fund since 1994, as Senior Vice President of the Fund since 1998, and through his positions as investment analyst since 1989 and Co-Chief Investment Officer of Corbyn since 2006.  Mr. Fusting is a Chartered Financial Analyst.

David T. Fu.  Mr. Fu is experienced in financial and accounting matters through his position as Managing Director of Kanturk Partners, LLC, a merchant bank, from which he retired in December 2014.

Sean T. Furlong.  Mr. Furlong is experienced in financial and accounting matters through his position as Director of Finance and Operations at the Gilman School, a private preparatory school for boys.

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Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships During the Past Five Years

Interested Directors and Officers
Charles vK. Carlson(2) 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 Year of birth: 1959	President Chairman of the Board Chief Executive Officer Director	From March 1993 to present. From January 1994 to present. From February 1994 to present. From March 1987 to present.	President and Director of the Fund’s Adviser.	One	None

William E. Carlson(2) 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 Year of birth: 1957	Director	From February 1994 to present.	President and Chair of the Business Department at Shapiro Sher Guinot & Sandler (a law firm) from February 1999 to present. Partner of Shapiro Sher Guinot & Sandler from February 1990 to present.	One	None

Michael J. Fusting 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 Year of birth: 1961	Sr. Vice President Chief Financial Officer Director	From May 1998 to present. From February 1994 to present. From March 1992 to present.	Sr. Vice President and Director of the Fund’s Adviser.	One	None

Independent Directors(3)
David T. Fu 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 Year of birth: 1956	Director	From May 1990 to present.	Retired. Managing Director of Kanturk Partners, LLC (a merchant bank) from February 2004 to December 2014.	One	None
Sean T. Furlong 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 Year of birth: 1965	Director	From March 2003 to present.	Director of Finance and Operations at the Gilman School from June 2003 to present. Adjunct Professor of Financial Accounting at Johns Hopkins University from February 2013 to present.	One	None

Officers
Elizabeth Agresta Swam 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 Year of birth: 1967	Secretary and Treasurer AML Officer Chief Compliance Officer	From May 1998 to present. From July 2002 to present. From July 2004 to present.	Employee of the Fund’s Adviser from May 1998 to present.	N/A	None
(1)	Directors serve an indefinite term; officers serve a term of one year.
(2)	Mr. Charles vK. Carlson and Mr. William E. Carlson are brothers.
(3)	Directors who are not “interested persons” of the Fund as defined under the 1940 Act.

The Board is not responsible for the day-to-day management of the Fund’s activities.  However, overall responsibility for the management of the Fund rests with the Board, including oversight of, among other risks, the Fund’s legal and regulatory compliance risks. The Board recognizes its critical role in reviewing the operations and risks of the Fund and in monitoring for conflicts of interest that may arise between the Fund and its service providers, including the Adviser.

The Board receives reports from the CCO regarding compliance and legal risk concerns.  The Audit Committee and the Qualified Legal Compliance Committee (the “QLCC”) also play important roles in the Board’s oversight of the Fund, as described below.

Standing Committees.  Currently, the Fund’s Board has two standing committees:  the Audit Committee and the QLCC.  The Audit Committee oversees the accounting and financial reporting processes of the Fund and its internal control over financial reporting; the quality and integrity of the Fund’s financial statements and the independent audit thereof; the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting and risks related thereto; internal control over financial reporting and independent audits and risks related thereto; approves prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund’s independent registered public accounting firm.  The Audit Committee consists of the Fund’s Independent Directors and meets periodically as needed, but at a minimum of twice per year.  Mr. Fu serves as chairman of the Audit Committee.  The Audit Committee held two meetings during the fiscal year ended December 31, 2015 .

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The Audit Committee members also serve as the members of the QLCC.  The function of the QLCC is to receive reports of evidence of a material violation of the Fund’s policies and procedures by any officer, director, employee or agent of the Fund.  The QLCC did not meet during the Fund’s last fiscal year.

Directors’ Ownership of the Fund.  As of December 31, 2015 , the Directors beneficially owned the following dollar value of Fund shares:

Interested Directors	Dollar Range of Fund Shares Owned
Charles vK. Carlson	Over $100,000
William E. Carlson	Over $100,000
Michael J. Fusting	Over $100,000

Independent Directors	Dollar Range of Fund Shares Owned
David T. Fu	Over $100,000
Sean T. Furlong	$50,001 - $100,000

Furthermore, neither the Independent Directors, nor members of their immediate family own, beneficially or of record, securities of the Adviser, the Fund’s principal underwriter, or any of their affiliates.

Compensation.  For the fiscal year ended December 31, 2015 , Independent Directors and Directors who are not employees of the Fund or companies affiliated with the Fund, receive an annual retainer of $6,000, to be paid quarterly; compensation of $2,000 for each board meeting and $750 for each committee meeting, attended either in-person or telephonically; and reimbursement of any travel or other out-of-pocket expenses resulting from meeting attendance.  Such fees are subject to adjustment in the future upon appropriate action by the Board. Directors, as well as officers, who are interested persons of the Fund, except Mr. William Carlson, are not compensated by the Fund, but may be compensated by Corbyn.

Compensation Table

Interested Directors	Aggregate Compensation from Fund for 2015
Charles vK. Carlson	$0
William E. Carlson	$14,000
Michael J. Fusting	$0

Independent Directors
David T. Fu	$15,500
Sean T. Furlong	$15,500

There are no pension or retirement benefits accrued as part of the Fund’s expenses.

Codes of Ethics.  The Fund, the Adviser, and the Fund’s distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act each of which allow personnel to invest in securities which are also purchased or sold for the Fund or the Adviser subject to the provisions of the respective Code.  Therefore, a buying or selling interest on the part of the personnel will not affect the price paid or received by the Fund for any security.  The codes of ethics provide that no personnel who is aware that the Fund or the Adviser is purchasing or selling a particular security, or that the Fund or the Adviser has such a purchase or sale under consideration, shall enter an order for the purchase or sale of such security until after the Fund’s or the Adviser’s transactions in that security have been completed.

The Fund has also adopted a code of ethics for Chief Executive Officers and Chief Financial Officers.  This code of ethics promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with the SEC and in other public communications made by the Fund; compliance with applicable laws and governmental rules and regulations; the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and accountability for adherence to the code.

Proxy Voting Policies.  The Board has adopted policies and procedures with respect to the voting of proxies related to the Fund’s portfolio securities.  These procedures delegate to Corbyn the responsibility for voting proxies as part of its investment advisory services, subject to the continuing oversight of the Fund’s Board.  Notwithstanding this delegation of responsibilities, the Fund reserves the right to vote proxies relating to its portfolio securities.  Corbyn will vote proxies on all proposals, except in those instances in which Corbyn determines that it is not practicable to do so or it determines that the potential cost involved with voting a proxy outweigh the potential benefit to the Fund and its shareholders.  Corbyn will report to the Board those proxies, if any, that were not voted and the reason for such non-votes.  Corbyn may engage an independent proxy voting service to assist in the voting of proxies, but does not currently do so.  Corbyn’s proxy voting policies and procedures are summarized below.

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Corbyn will vote proxies related to securities in a manner that is in the best interest of the Fund.  Corbyn will consider only those factors that relate to the Fund’s investment, including how its vote will impact and affect the value of the Fund’s investment. Corbyn will vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

Corbyn has a general policy of voting in favor of routine proposals, which generally include:

(1)	The election of directors that result in a majority of independent directors;
(2)	Declassification of existing boards;
(3)	Appointment of auditors, except where non-audit fees make up a large percentage of total fees paid by the company to the audit firm;
(4)	Measures intended to increase long-term stock ownership by executives;
(5)	Employee stock purchase plans (provided that the shares are purchased for no less than 85% of their market value);
(6)	Removal of super-majority voting requirements for certain types of proposals;
(7)	Lower barriers to shareholder action; and
(8)	Annual advisory vote on executive compensation.

Corbyn has a general policy of voting against non-routine proposals, which generally include:

(1)	Adoption of classified board structures;
(2)	Equity-based compensation plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding or if annual option grants have exceeded 2% of shares outstanding;
(3)	Imposition of super-majority requirements;
(4)	Establishment of a separate class of stock with disparate voting rights;
(5)
Proposals relating to “ordinary business matters” (e.g., shareholder proposals requesting that the company disclose or amend certain business practices), unless Corbyn believes that a proposal has substantial economic implications; and

(6)	Increasing barriers to shareholder action.

If a matter is not specifically covered by the proxy voting policies, Corbyn will vote the proxy in a manner consistent with the general principles of the proxy voting policies and in the Fund’s best interest.  If Corbyn believes that it is in the best interest of the Fund, it may vote in a manner contrary to its established proxy voting policies.  Corbyn’s Investment Committee will review information to determine that there is no material conflict of interest between Corbyn and the Fund with respect to the voting in that matter.

In exercising its voting discretion, Corbyn will seek to avoid any direct or indirect material conflict of interest.  For any vote, Corbyn will attempt to determine whether an actual or potential conflict of interest exists with Corbyn, any of its affiliates or any other party which may be deemed an “interested person” of Corbyn as defined in Corbyn’s proxy voting policies and procedures.  If an actual or potential conflict is found to exist, Corbyn may then engage a non-interested party to independently review Corbyn’s vote recommendation.  Corbyn will provide disclosure to the Fund’s Board if any vote raises an actual or potential conflict of interest.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 366-3863 and on the SEC’s website at http://www.sec.gov.

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Principal Holders, Control Persons, and Management Ownership of Securities

A principal shareholder is a person who owns of record or beneficially more than 5% of the outstanding shares of the Fund.  A control person is one who owns beneficially or through one or more controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with controlling interest could affect the outcome of voting or the direction of management of the Fund.  As of March 31, 2016 , the following shareholders were considered either principal shareholders or control persons of the Fund.  In each case, these entities hold shares of record for the accounts of certain of their clients.

Name/Address	Parent Company	Jurisdiction	Percentage of Ownership	Type of Ownership

Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94101-4151	The Charles Schwab Corporation	DE	34.86%	Record

National Financial Services Corp. P.O. Box 3730 New York, NY 10008-3730	Fidelity Global Brokerage Group, Inc.	DE	23.92%	Record

TD Ameritrade Clearing, Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	5.35%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	5.06%	Record

As of March 31, 2016, the officers and directors of the Fund, as a group, beneficially and of record owned, directly or indirectly, just over 1% of the Fund’s outstanding shares.

Investment Advisory and Other Services

Investment Adviser.  Corbyn is the Fund’s investment adviser and is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093-4641.  Corbyn was organized in 1973 and provides investment management services for its clients.  Corbyn Investment Management Employee Stock Ownership Plan and Trust (the “Plan”) controls Corbyn on the basis of its greater than 50% ownership of Corbyn stock.  The Plan is a qualified, defined contribution employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, designed to invest primarily in the stock of Corbyn, the sponsoring employer.  Charles vK. Carlson is the Trustee of the Plan and owns approximately 40% of Corbyn stock through his direct ownership of such stock, and indirectly through ownership of shares held in the Plan.  Mr. Carlson has voting power over the Corbyn shares held by the Plan (as well as shares he holds directly).  Charles vK. Carlson is also an affiliated person of both the Adviser and the Fund by virtue of his positions as President and Director of the Adviser and President, Chairman of the Board, Chief Executive Officer and Director of the Fund.  Michael Fusting is an affiliated person of both the Adviser and the Fund by virtue of his positions as Sr. Vice President, Director and Co-Chief Investment Officer of the Adviser and Sr. Vice President, Chief Financial Officer and Director of the Fund.

Subject to the supervision of the Board of the Fund, the Adviser will make investment decisions for the Fund, place orders to purchase and sell securities for the Fund and provide a program of continuous investment management for the Fund.  The Adviser shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund’s share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.  The Adviser will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings and office equipment as may be required by the Fund.

Corbyn acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  The Advisory Agreement continues in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or by vote of a majority of the Fund’s outstanding voting securities, as defined by the 1940 Act, and (ii) by a majority of the Directors who are not interested persons of any such party, by vote cast in person, at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated without penalty by the parties thereto upon 60 days written notice, and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

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The Fund pays the Adviser a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets up to $250 million, 0.70% of average daily net assets between $250 and $500 million and 0.65% of average daily net assets in excess of $500 million.

The investment advisory fees paid by the Fund for the last three fiscal years ended December 31, 2015, 2014, and 2013 were $3,418,200, $5,788,944, and $5,220,999, respectively.

Additional Services.  Pursuant to a Services Agreement, Corbyn provides additional services to the Fund including assisting (i) in the preparation of periodic reports by the Fund to its shareholders and all reports and filings to meet regulatory and tax requirements for the Fund; (ii) in the preparation of financial statements for the Fund; (iii) the Fund in connection with its obligations under the Sarbanes-Oxley Act of 2002 and other regulatory requirements; and (iv) with the development of compliance procedures for the Fund and providing compliance monitoring systems to oversee the Fund’s compliance with its investment policies and restrictions as shown on the Fund’s accounting records.  Corbyn also assists in the selection and oversees the performance of, and coordinates with, other service providers to the Fund in connection with the operations of the Fund.

Pursuant to the Services Agreement, the Fund pays Corbyn a monthly fee plus an additional percentage of the Fund’s daily net assets for the services provided, as well as reimbursement of reasonable out-of-pocket expenses.  Additional services fees for the Fund for the last three fiscal years ended December 31, 2015, 2014, and 2013 were $77,253, $113,291, and $104,553, respectively.

Administrator.  U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the administrator of the Fund pursuant to a Fund Administration Agreement and is located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.  As administrator, USBFS provides administrative services and personnel for regulatory reporting and other administrative matters.

Administration fees paid by the Fund to USBFS for the fiscal years ended December 31, 2015, 2014, and 2013 were $206,100, $319,874, and $293,661, respectively.

Transfer Agent and Fund Accountant.  USBFS is also the transfer agent, dividend paying agent and fund accountant for the Fund.

Custodian.  U.S. Bank, N.A., 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the custodian for the Fund and in that capacity holds all securities and cash owned by the Fund.

Independent Registered Public Accounting Firm.  Tait, Weller & Baker LLP (“TWB”) is the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.  TWB is located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103.  The financial statements for the year ended December 31, 2015 and the report of TWB are included in the Fund’s Annual Report, which are incorporated by reference into this SAI.

Distribution Arrangements

Principal Underwriter and Distributor.  Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as principal underwriter and distributor for shares of the Fund in a continuous public offering of the Fund’s shares.  Pursuant to a distribution agreement with the Fund, Corbyn, and Quasar, Quasar provides certain administrative services and promotes and arranges for the sale of the Fund’s shares.  Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is a member of the Financial Industry Regulatory Authority.  The Administrator, Transfer Agent, Fund Accountant, Custodian and Distributor are affiliated companies.

The distribution agreement continues in effect for periods not exceeding one year if approved at least annually by (i) the Board or the vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund; and (ii) a majority of the Directors who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval.  The agreement may be terminated without penalty by the parties thereto upon 60 days written notice, and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

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Revenue Sharing.  Corbyn may pay compensation (out of its own resources and not as an expense of the Fund) to certain broker-dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, retention and/or servicing of Fund shares (“revenue sharing payments”). Corbyn may pay for placing the Fund on the Financial Intermediary’s trading platform.  The level of revenue sharing payments made to Financial Intermediaries may be based upon current assets and/or number of accounts of the Fund attributable to the Financial Intermediary or other measures as agreed to by Corbyn and the Financial Intermediaries.  These payment arrangements, however, will not change the price that a shareholder pays for Fund shares or the amount that the Fund receives to invest on behalf of a shareholder and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.  In addition to the compensation described above, the Fund and/or Corbyn may also pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for sub-accounting, administrative or transaction processing services related to the maintenance of accounts.

Corbyn is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, Corbyn benefits from the incremental management and other fees paid to Corbyn by the Fund with respect to those assets.

Portfolio Manager

Charles vK. Carlson is the Fund’s portfolio manager.  Mr. Carlson is not directly compensated by the Fund.  See “Investment Advisory and Other Services” for a discussion of Mr. Carlson’s affiliation with Corbyn.  As of December 31, 2015, Mr. Carlson’s compensation from Corbyn is in the form of a fixed salary from the Adviser and bonuses payable by the Adviser based on the overall profitability of the Adviser and such other factors as the Adviser takes into account.  Mr. Carlson is not compensated based directly on the performance of the Fund or the value of the Fund’s assets.  The Fund, whose net assets aggregated $317 million at December 31, 2015, is the sole registered investment company managed by the portfolio manager.  The portfolio manager does not manage any other pooled investment vehicles.

Corbyn also acted as investment manager to 542 separate accounts, including individuals, corporations, and other entities, aggregating $544 million in value as of December 31, 2015, for which the Adviser was compensated solely through a management fee representing a percentage of assets managed.  Mr. Carlson is also the portfolio manager for these separately managed accounts and is not compensated based directly on their performance.

The Adviser seeks to treat all clients fairly and equitably and has established policies and procedures designed to ensure that no client is disadvantaged over another where more than one client has the ability to invest in similar securities.  Corbyn utilizes a variety of methods when allocating securities among client accounts.  The allocation method will depend upon various factors such as investment objective, existing portfolio composition and account characteristics.

Although Corbyn manages the assets of all of its clients, including the Fund, with a similar overall investment philosophy, the investment goals of Corbyn clients vary and specific investment strategies designed to achieve individual clients’ goals may be implemented.  Individual clients of the Adviser have different restrictions on their permitted investments, whether by statute, contract, or instruction of the client, and have varying tax statuses and different needs for income.  Furthermore, separately managed accounts may be more concentrated in specific securities than the portfolio of the Fund, where concentrations are limited by statute.  As a consequence of employing differing strategies and taking into account investment restrictions, as well as the varying levels of cash held in separately managed accounts and the Fund, separately managed accounts and the Fund may own different securities and/or different position sizes and performance may materially differ.

As of December 31, 2015, Mr. Carlson and his immediate family members owned shares of the Fund worth over $1 million.

Brokerage Allocation and Other Practices

With respect to securities traded only on the over-the-counter market, orders are executed on a principal basis with primary market makers in such securities, except when, in the opinion of Corbyn, the Fund may obtain better prices or executions on a commission basis.  Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions, but which include compensation in the form of a mark up or mark down.

Corbyn selects the brokerage firms used to complete securities transactions for the Fund.  Broker-dealers are selected to effect securities transactions for the Fund based on obtaining the most favorable combination of price and execution for a transaction.  Corbyn does not base its execution decisions solely on whether the lowest possible commission can be obtained.  Corbyn evaluates the trading price, commission, certainty of execution and the ability of the dealer to settle the trade promptly and accurately.  Obtaining a low commission is secondary to obtaining a favorable execution, which is usually more beneficial to the Fund.

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In accordance with the provisions of Section 28(e) of the Exchange Act, Corbyn may cause the Fund to pay a higher brokerage commission to a broker that provides research and/or other services than to another qualified broker that does not provide such services.  These services may include, but are not limited to market data fees, portfolio management software, settlement software, pricing services, online research service, and market data and analytical software.  Corbyn may not use all of these products and services in connection with its management of the Fund.  It is not always possible to determine the extent to which commissions charged by brokers reflect the value of their research services.

Total brokerage commissions paid by the Fund for the last three fiscal years ended December 31, 2015, 2014, and 2013 were $501,446, $395,784, and $415,835, respectively.

Corbyn received research services for commissions of $242,609 paid by the Fund on a total transaction amount of $114,649,259 for the fiscal year ended December 31, 2015.

The Fund’s officers and directors and Corbyn’s officers, directors and shareholders are not affiliated with any brokers used by the Fund.

Capital Stock

The Fund has authorized 60,000,000 shares of $.01 par value common stock.  All shares are of the same class, with equal rights and privileges.  Each share is entitled to one vote and participates equally in dividends and other distributions declared.  The Fund’s shares have non-cumulative voting rights.  When the Fund receives the consideration for which shares are to be issued, the shares are fully paid and non-assessable. The Fund’s shares are transferable, and have no preemptive, conversion, or exchange rights.

Purchase and Redemption of Shares and Net Asset Value Per Share

Purchase and Redemption of Shares.  Shares of the Fund can be purchased any day the New York Stock Exchange (the “NYSE”) is open for business.  The Fund must receive your purchase order in good form prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time, unless the NYSE closes early) for you to receive that day’s closing net asset value (“NAV”).  If your purchase order is received after the close of regular trading on the NYSE, you will receive the next day’s closing NAV.  To redeem shares in good form you must include: the shareholder’s name; the account number; the share or dollar amount to be redeemed; and signature by all shareholders on the account (with signature(s) guaranteed if applicable).

Net Asset Value Per Share.  The Fund’s shares are purchased and redeemed at the Fund’s current NAV per share.  The Fund determines the NAV per share by subtracting its liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The NAV per share is calculated as of the close of the regular trading session of the NYSE each day the NYSE is open for business.  The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

An example of how the Fund calculated its total offering price per share as of December 31, 2015 is as follows:

Net Assets	=	Net asset value per share
Shares Outstanding
$317,435,889	=	$22.18
14,313,102

Redemption in Kind.  The Fund expects to make all redemptions in cash.  The Fund reserves the right to fulfill a redemption request with a payment in whole or in part in the form of the Fund’s portfolio securities.  These securities would be valued the same way the securities are valued in calculating the NAV of the Fund.  The Fund is subject to Rule 18f-1 under the 1940 Act.  Therefore, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period.

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Taxes

General.  The Fund intends to continue to qualify each taxable year for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”).  By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify for treatment as a RIC for a taxable year, the Fund must (a) satisfy certain diversification requirements at the end of each quarter of the year (“Diversification Requirements”), (b) derive at least 90% of its gross income for the year from (1) dividends, interest, payments with respect to securities loans, and gains (without including losses) from the sale or other disposition of securities or foreign currencies, and other income (including gains from options) derived with respect to its business of investing in securities or those currencies, and (2) net income from an interest in a “qualified publicly traded partnership” (“Income Requirement”), and (c) distribute at least 90% of its investment company taxable income (determined without regard to any deduction for dividends paid) for the year (“Distribution Requirement”).

If, in any taxable year, the Fund does not so qualify -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- (a) it would be taxed at normal corporate tax rates on the entire amount of its taxable income, if any, without any deduction for distributions to its shareholders, and (b) its distributions made out of its earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), except for the part of those dividends that is “qualified dividend income” (described in the Prospectus), which is subject to maximum federal income tax rates of 15% and 20% for individuals and certain other non-corporate taxpayers.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for treatment as a RIC.

The Fund is required to distribute in each calendar year at least the sum of (a) 98% of the ordinary income it earns in that year, (b) 98.2% of the net capital gains it realizes in the 12-month period ending on October 31 of that year, and (c) any undistributed ordinary income and net realized capital gains from the prior year (“required amount”).  If the Fund fails to do so, it will be subject to a non-deductible 4% federal excise tax (the “Excise Tax”) on the excess of the required amount over the distributed amount.  For purposes of the Excise Tax, amounts on which the Fund pays income tax are treated as distributed.

Taxation of Shareholders.  Dividends and other distributions are generally taxable to shareholders in the year in which they are received.  However, dividends the Fund declares in October, November, or December to shareholders of record in one of those months and pays during the following January will be treated as received by them on December 31.

A Fund shareholder who wants to use the average basis method for determining basis with respect to Fund shares he or she acquired or acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic).  If a Fund shareholder fails to affirmatively elect the average basis method, then basis determination will be made in accordance with the Fund’s default method, which is the “highest cost” method.  If a shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method other than “highest cost”), the shareholder may elect to do so.  The basis determination method a shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate  whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of redemptions of Fund shares the Fund pays after December 31, 2018.  That withholding tax generally can be avoided by an FFI or an NFFE by complying with certain information reporting requirements.  An FFI or NFFE that invests in the Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus.  Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

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The income dividends the Fund pays to a non-resident alien individual or foreign corporation (i.e., a “non-U.S. person”) generally are subject to a 30% (or lower treaty rate) federal withholding tax.  However, Fund distributions that (1) are made to a beneficial owner of its shares that certifies that it is a non-U.S. person, with certain exceptions, and (2) are attributable to the Fund’s “qualified net interest income” and/or “qualified short-term gain” are exempt from that withholding tax.  Non-U.S. persons are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Taxation of the Fund.  Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments.  Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions attributable to PFIC income will not be eligible for the 15% and 20% maximum federal income tax rates on “qualified dividend income” mentioned above.

The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option.  When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

The Fund may acquire zero coupon or other securities issued with OID.  As a holder of those securities, the Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, the Fund must include in its gross income securities it receives as “interest” on pay-inkind securities and interest income in excess of the cash received on contingent payment debt instruments.  Because the Fund must distribute substantially all of its investment company taxable income annually, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary.  The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

* * * * *

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and to dividends and other distributions therefrom.

Financial Statements

The Annual Report for the Fund for the fiscal year ended December 31, 2015 is a separate document supplied upon request, and the financial statements, accompanying notes, and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

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Appendix A

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s (“S&P”) Corporate Long-Term Issue Ratings:

The following descriptions have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the  obligor  currently has  the  capacity to  meet  its  financial  commitment  on  the  obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment  on  the  obligation.  In  the  event  of  adverse  business,  financial,  or  economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to  automatic  stay provisions.  An  obligation's  rating  is  lowered  to  ‘D’  if  it  is  subject  to  a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

The following descriptions have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

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Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic  rating  category;  the  modifier  2  indicates  a  mid-range  ranking;  and  the  modifier  3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P’s Short-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Service LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However,  the  obligor’s  capacity  to  meet  its  financial  commitment  on  the  obligation  is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non- hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transactions and accordingly use either short-term or long-term rating symbols, the second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Obligation Ratings:

The following descriptions have been published by Moody’s Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short- term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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GREENSPRING FUND, INCORPORATED
PART C

OTHER INFORMATION

Item 28.  Exhibits.

(a)		Articles of Incorporation.

	(1)	Articles of Incorporation dated October 21, 1982 is herein incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on April 28, 2000.

	(2)	Articles of Amendment dated April 28, 1998 is herein incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed on April 30, 1998.

	(3)	Articles of Amendment dated May 21, 1990 is herein incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on April 28, 2000.

(b)		Amended and Restated By-laws dated November 11, 2010 is herein incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement, filed on April 28, 2011.

(c)		Provisions defining the rights of security holders are contained in Articles V, VII, and XV of the Articles of Incorporation, as amended and Articles I, VI, VII, VIII, XIII and XIV of the By-laws.

(d)
Investment Advisory Agreement between the Registrant and Corbyn Investment Management, Inc. dated October 15, 1999 is herein incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on April 28, 2000.

(e)	(1)
Distribution Agreement between Registrant, Quasar Distributors, LLC, and Corbyn Investment Management, Inc. dated June 28, 2005 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

		(A)	Amendment to the Distribution Agreement dated May 30, 2013 is herein incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement, filed on April 25, 2014.

(f)		Bonus or Profit Sharing Contracts – None.

(g)	(1)
Custody Agreement between Registrant and U.S. Bank National Association dated June 28, 2005 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

		(A)	Amendment to the Custody Agreement dated May 30, 2013 is herein incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement, filed on April 25, 2014.

(h)		Other Material Contracts.

(1)
Operating Agreement dated June 16, 2003 between Registrant and Charles Schwab & Co, Inc. is herein incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed on April 26, 2004.

(2)
Agreement between Registrant and American Express Financial Advisors, Inc. dated October 11, 1999 is herein incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on April 28, 2000.

(A)
Amendment to Agreement dated February 1, 2000 between Registrant and American Express Financial Advisors, Inc. is herein incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on April 28, 2000.

(3)	Agreement dated August 11, 2000 between Registrant and Goldman, Sachs & Co. is herein incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed on May 10, 2001.

(4)
Services Agreement between Registrant, Corbyn Investment Management, Inc., and Charles Schwab & Co., Inc. dated June 16, 2003 is herein incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed on April 26, 2004.

(5)
Confidentiality Agreement between Registrant, Corbyn Investment Management and Charles Schwab & Co., Inc., dated February 15, 2003 is herein incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement, filed on April 24, 2003.

	(6)	Form of Mutual Fund Services Agreement between Registrant and Scottrade is herein incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed on April 26, 2004.

(7)
Services Agreement between Registrant and National Financial Services and Fidelity Brokerage Services LLC dated October 13, 2003 is herein incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed on April 26, 2004.

(8)
Services Agreement between Registrant and Corbyn Investment Management, Inc. dated July 1, 2005 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

(9)
Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 28, 2005 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

(B)
Amendment to the Fund Administration Servicing Agreement dated May 30, 2013 is herein incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement, filed on April 25, 2014.

(10)
Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 28, 2005 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

		(A)	Amendment to the Fund Accounting Servicing Agreement dated May 30, 2013 is herein incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement, filed on April 25, 2014.

(11)
Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 28, 2005 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

(A)
Addendum to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated August 13, 2009 is herein incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on April 28, 2010.

		(B)	Amendment to the Transfer Agent Servicing Agreement dated May 30, 2013 is herein incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement, filed on April 25, 2014.

(i)		Opinion and Consent of Counsel - filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)		Omitted Financial Statements – None.

(l)		Initial Capital Agreements

(1)
Initial Capital Agreement (Daniel R. Long, Jr.) is herein incorporated by reference to Registration Statement, filed on April 25, 1983 and Post-Effective Amendment No. 24 to the Registration Statement filed on April 22, 2002.

(2)
Initial Capital Agreement (Daniel R. Long, III) is herein incorporated by reference to Registration Statement, filed on April 25, 1983 and Post-Effective Amendment No. 24 to the Registration Statement filed on April 22, 2002.

(m)		Rule 12b-1 Plan – None.

(n)		Rule 18f-3 Plan – None.

(o)		Reserved.

(p)		Codes of Ethics.

	(1)	Code of Ethics of the Registrant is herein incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement, filed on April 29, 2013.

	(2)	Code of Ethics of Corbyn Investment Management, Inc. is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

Other Exhibits

Powers of Attorney for Messrs. Fusting, Carlson, Carlson, O’Boyle, Fu, and Furlong, dated February 11, 2009, are herein incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement, filed on April 30, 2009.

Item 29.  Persons Controlled by or Under Common Control with the Fund.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Under the terms of the Registrant's Articles of Incorporation and By-Laws, the Registrant may indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise to the extent permitted by law.

Section 2-418 of the Maryland General Corporation Law generally provides that corporations may indemnify officers and directors, including indemnification for judgments, penalties, fines, settlement amounts and reasonable expenses actually incurred, if the officer or director acted in good faith.  However, if the proceeding is one by or in the right of the corporation, indemnification (may be made only against reasonable expenses and) may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. The statute provides that the termination of any proceeding by conviction, or upon a plea of nolo contendere or its equivalent or an entry of an order of probation prior to judgment creates a rebuttable presumption that the director did not meet the requisite standard of good faith.  This statute also provides that the corporation may maintain insurance on behalf of directors, officers, employees and agents for liabilities arising out of such persons' actions on behalf of the corporation in good faith.

Under the terms of the Investment Advisory Agreement, the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant or the holders of the Registrant’s shares in connection with the matters related to the Investment Advisory Agreement, provided that nothing in the Agreement shall be deemed to protect or purport to protect the Investment Manager against any liability to the Registrant or to holders of the Registrant's shares to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Investment Manager’s directors, employees or other affiliates of the Investment Manager performing services with respect to the Registrant.

Under the terms of the Distribution Agreement, the Distributor shall indemnify, defend and hold the Registrant and each of its directors, officers, employees, representatives and any person who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, as amended, (collectively, the “Fund Indemnitees”), free and harmless from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys’ fees) (“Losses”) that the Fund Indemnitees may sustain or incur or that may be asserted against the Fund Indemnitee by any person (i) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, or in any annual or interim report to shareholders, or in any advertisements or sales literature prepared by the Distributor, or (ii) arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statement not misleading, or (iii) based upon the Distributor’s refusal or failure to comply with the terms of the Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under the Agreement; provided, however, that with respect to clauses (i) and (ii), above, the Distributor’s obligation to indemnify the Fund Indemnitees shall only be deemed to cover Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any advertisement or sales literature in reliance upon and in conformity with written information relating to the Distributor and furnished to the Registrant or its counsel by the Distributor for the purpose of, and used in, the preparation thereof.  The Distributor’s agreement to indemnify the Fund Indemnitees is expressly conditioned upon the Distributor being notified of any action or claim of loss brought against the Fund Indemnitees within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Indemnitees, unless the failure to give notice does not prejudice the Distributor; provided, that the failure so to notify the Distributor of any such action shall not relieve the Distributor from any liability which the Distributor may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, otherwise than on account of the Distributor’s indemnity agreement.  The Registrant provides similar indemnifications to the Distributor.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless if in the opinion of its counsel, the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Manager.

Corbyn Investment Management, Inc. (the “Investment Manager”) was organized in 1973 and provides investment management to its clients.  The Investment Manager is a registered investment adviser with its principal business address as 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

Information regarding the business, vocation or employment of a substantial nature of the Investment Manager and its officers is incorporated by reference to the information contained in the Statement of Additional Information of this Registration Statement and to the Investment Manager’s Form ADV dated February 3, 2015 filed by the Investment Manager with the Securities and Exchange Commission Registration No. 801-9139.

Item 32.  Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:
Academy Funds Trust	Jacob Funds, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
Aegis Funds	Kirr Marbach Partners Funds, Inc.
Allied Asset Advisors Funds	LKCM Funds
Alpha Architect ETF Trust	LoCorr Investment Trust
Alpine Equity Trust	Lord Asset Management Trust
Alpine Income Trust	MainGate Trust
Alpine Series Trust	Managed Portfolio Series
Angel Oak Funds Trust	Matrix Advisors Value Fund, Inc.
Appleton Funds	Merger Fund
Barrett Opportunity Fund, Inc.	Monetta Trust
Bridge Builder Trust	Nicholas Family of Funds, Inc.

Bridges Investment Fund, Inc.	Oaktree Funds
Brookfield Investment Funds	Permanent Portfolio Family of Funds, Inc.
Brown Advisory Funds	Perritt Funds, Inc.
Buffalo Funds	PRIMECAP Odyssey Funds
CG Funds Trust	Professionally Managed Portfolios
Compass EMP Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Purisima Funds
Evermore Funds Trust	Rainier Investment Management Mutual Funds
FactorShares Trust	RBC Funds Trust
First American Funds, Inc.	Series Portfolio Trust
FundX Investment Trust	Stone Ridge Trust
Glenmede Fund, Inc.	Stone Ridge Trust II
Glenmede Portfolios	Stone Ridge Trust III
Greenspring Fund, Inc.	Thompson IM Funds, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	Trust for Advised Portfolios
Hennessy Funds Trust	USA Mutuals
Horizon Funds	Wall Street Fund, Inc.
Hotchkis & Wiley Funds	Westchester Capital Funds
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	YCG Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)	Not applicable.

Item 33.  Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Records Relating to:	Are located at:
Registrant's Investment Manager	Corbyn Investment Management, Inc. 2330 West Joppa Road, Suite 108 Lutherville, Maryland 21093
Registrant's Custodian	U.S. Bank N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant's Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 34.  Management Services.

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35.  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 48 to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, and State of Maryland, on the 21st day of April, 2016.

GREENSPRING FUND, INCORPORATED By: /s/ Charles vK. Carlson Charles vK. Carlson President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 48 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Charles vK. Carlson Charles vK. Carlson	President, Chief Executive Officer and Chairman of the Board	April 21, 2016

William E. Carlson*	Director	April 21, 2016
William E. Carlson

David T. Fu*	Director	April 21, 2016
David T. Fu

Sean T. Furlong*	Director	April 21, 2016
Sean T. Furlong

/s/Michael J. Fusting Michael J. Fusting	Chief Financial Officer, Sr. Vice President and Director	April 21, 2016

*By: /s/ Charles vK. Carlson
Charles vK. Carlson Attorney-In Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Opinion and Consent of Counsel	EX-99.i.
Consent of Independent Registered Public Accounting Firm	EX-99.j.